Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 9 TO AMENDED AND RESTATED SENIOR SECURED

REVOLVING CREDIT AGREEMENT

This AMENDMENT NO. 9 TO AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT (this “Agreement”), dated as of November 17, 2017, is made with respect to the Amended and Restated Senior Secured Revolving Credit Agreement, dated as of February 22, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among OAKTREE SPECIALTY LENDING CORPORATION (formerly known as Fifth Street Finance Corp.), a Delaware corporation (the “Borrower”), FSFC HOLDINGS, INC., a Delaware corporation (“FSFC”), FIFTH STREET FUND OF FUNDS LLC, a Delaware limited liability company (“Fifth Street” and together with FSFC, the “Subsidiary Guarantors” and each a “Subsidiary Guarantor”), the lenders party to the Credit Agreement from time to time (the “Lenders”), and ING CAPITAL LLC (“ING”), as administrative agent for the Lenders under the Credit Agreement (in such capacity, together with its successors in such capacity, the “Administrative Agent”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (as amended hereby).

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have made certain loans and other extensions of credit to the Borrower;

WHEREAS, the Borrower has requested that each of the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement; and

WHEREAS, the Lenders signatory hereto and the Administrative Agent have agreed to do so on the terms and subject to the conditions contained in this Agreement.

NOW THEREFORE, in consideration of the promises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION I AMENDMENTS TO CREDIT AGREEMENT

1.1    Effective as of the Effective Date (as defined below), and subject to the terms and conditions set forth below, the Credit Agreement is hereby amended as follows:

(a) Section 6.07(a) of the Credit Agreement is hereby amended to add an additional proviso at the end thereof before the period as follows:

“; further provided, that notwithstanding the foregoing, from and after September 30, 2017, the Borrower will not permit Shareholders’ Equity at the last day of any fiscal quarter of the Borrower to be less than $700,000,000”

(b) Section 6.07(e) of the Credit Agreement is hereby amended to add a proviso at the end thereof before the period as follows:

“; provided, that from and after September 30, 2017, the Borrower will not permit Obligors’ Net Worth to be less than $650,000,000 at any time”

SECTION II MISCELLANEOUS

2.1.      Conditions to Effectiveness of Agreement. This Agreement shall become effective as of the date (the “Effective Date”) on which the Borrower has satisfied each of the following conditions precedent (unless a condition shall have been waived in accordance with Section 9.02 of the Credit Agreement):

(a)    Executed Counterparts. The Administrative Agent shall have received from each party hereto either (1) a counterpart of this Agreement signed on behalf of such party or (2) written evidence satisfactory to the Administrative Agent (which may include telecopy or e-mail transmission of a signed signature page to this Agreement) that such party has signed a counterpart of this Agreement.

(b)    Consents. The Borrower shall have obtained and delivered to the Administrative Agent certified copies of all consents, approvals, authorizations, registrations, or filings (other than any filing required under the Exchange Act or the rules or regulations promulgated thereunder, including, without limitation, any filing required on Form 8-K) required to be made or obtained by the Borrower and all guarantors in connection with this Agreement, and such consents, approvals, authorizations, registrations, filings and orders shall be in full force and effect and all applicable waiting periods shall have expired and no investigation or inquiry by any Governmental Authority regarding this Agreement or any transaction being financed with the proceeds of the Loans shall be ongoing.

(c)    No Litigation. There shall not exist any action, suit, investigation, litigation or proceeding or other legal or regulatory developments pending or, to the knowledge of a Financial Officer of the Borrower, threatened in any court or before any arbitrator or Governmental Authority that relates to this Agreement or that could have a Material Adverse Effect.

(d)    Default. No Default or Event of Default shall have occurred and be continuing under the Credit Agreement or any other Loan Document (including this Agreement) after giving effect to this Agreement.

(e)    Other Documents. The Administrative Agent shall have received such other documents, instruments, certificates and information as the Administrative Agent may reasonably request in form and substance satisfactory to the Administrative Agent.

2.2.     Representations and Warranties. To induce the other parties hereto to enter into this Agreement, the Borrower represents and warrants to the Administrative Agent and each of the Lenders that, as of the Effective Date and after giving effect to this Agreement:

(a)     This Agreement has been duly authorized, executed and delivered by the Borrower and the Subsidiary Guarantors and each of the Credit Agreement, as amended by this Agreement, and this Agreement constitutes a legal, valid and binding obligation of the Borrower and the Subsidiary Guarantors, enforceable in accordance with its respective

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terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b)    The representations and warranties set forth in Article 3 of the Credit Agreement and the representations and warranties in each other Loan Document are true and correct in all material respects (other than any representation or warranty already qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) on and as of the Effective Date, or, as to any such representations and warranties that refer to a specific date, as of such specific date.

2.3.     Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement constitutes the entire contract between and among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective as provided in Section 2.1, and thereafter shall be binding upon and inure to the benefit of the parties thereto and the respective successors and assigns as permitted under the Credit Agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopy or electronic mail shall be effective as delivery of a manually executed counterpart of this Agreement.

2.4.     Payment of Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Agreement, including, without limitation, the reasonable fees, charges and disbursements of legal counsel to the Administrative Agent.

2.5.     GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

2.6.     WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

2.7.     Incorporation of Certain Provisions. The provisions of Sections 9.01, 9.07, 9.09 and 9.12 of the Credit Agreement are hereby incorporated by reference mutatis mutandis as if fully set forth herein.

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2.8.     Effect of Agreement. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent, the Borrower or the Subsidiary Guarantors under the Credit Agreement or any other Loan Document, and, except as expressly set forth herein, shall not alter, modify, amend or in any way affect any of the other terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Person to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Agreement shall apply and be effective only with respect to the provisions amended herein of the Credit Agreement. Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended by this Agreement and each reference in any other Loan Document shall mean the Credit Agreement as amended hereby. This Agreement shall constitute a Loan Document.

2.9.     Consent and Affirmation. Without limiting the generality of the foregoing, by its execution hereof, the Borrower and each Subsidiary Guarantor, to the extent applicable, hereby, as of the date hereof, (i) consents to this Agreement and the transactions contemplated hereby, (ii) agrees that the Guarantee and Security Agreement and each of the other Security Documents is in full force and effect, (iii) affirms its obligations under the Guarantee and Security Agreement, confirms its guarantee (solely in the case of the Subsidiary Guarantors) and confirms its grant of a security interest in its assets as Collateral for the Secured Obligations (as defined in the Guarantee and Security Agreement), and (iv) acknowledges and affirms that such guarantee and/or grant, as applicable, is in full force and effect in respect of, and to secure, the Secured Obligations (as defined in the Guarantee and Security Agreement).

2.10.     Release. The Borrower and each Subsidiary Guarantor hereby acknowledges and agrees that: (a) neither it nor any of its Affiliates has any claim or cause of action against the Administrative Agent, the Collateral Agent or any Lender (or any of their respective Affiliates, officers, directors, employees, attorneys, consultants or agents) including, but not limited to, under the Credit Agreement and the other Loan Documents (and each other document entered into in connection therewith), and (b) the Administrative Agent, the Collateral Agent and each Lender has heretofore properly performed and satisfied in a timely manner all of its obligations to the Obligors and their Affiliates under the Credit Agreement and the other Loan Documents (and each other document entered into in connection therewith) that are required to have been performed on or prior to the date hereof. Accordingly, for and in consideration of the agreements contained in this Agreement and other good and valuable consideration, the Borrower and each Subsidiary Guarantor (in each case, for itself and its Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the “Releasors”) does hereby fully, finally, unconditionally and irrevocably release and forever discharge the Administrative Agent, the Collateral Agent, each Lender and each of their respective Affiliates, officers, directors, employees, attorneys, consultants and agents (collectively, the “Released Parties”) from any and all debts, claims, obligations, damages, costs, attorneys’ fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature

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or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done on or prior to the date hereof directly arising out of, connected with or related to this Agreement, the Credit Agreement or any other Loan Document (or any other document entered into in connection therewith), or any act, event or transaction related or attendant thereto, or the agreements of the Administrative Agent, the Collateral Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of the Borrower, or the making of any Loans or other advances, or the management of such Loans or advances or the Collateral.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

OAKTREE SPECIALTY LENDING CORPORATION, as Borrower

By: Oaktree Capital Management, L.P., its Investment Advisor

By:	/s/ Mary Gallegly
Name:	Mary Gallegly
Title:	Vice President, Legal

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Managing Director

FSFC HOLDINGS, INC., as Subsidiary Guarantor

By: Oaktree Specialty Lending Corporation
Its: Sole Member

By: Oaktree Capital Management, L.P., its Investment Advisor

By:	/s/ Mary Gallegly
Name:	Mary Gallegly
Title:	Vice President, Legal

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Managing Director

[Signature Page to Amendment No. 9 to Senior Secured Revolving Credit Agreement]

FIFTH STREET FUND OF FUNDS LLC, as Subsidiary Guarantor

By: FSFC Holdings, Inc.
Its: Sole Member

By: Oaktree Specialty Lending Corporation
Its: Sole Member

By: Oaktree Capital Management, L.P., its Investment Advisor

By:	/s/ Mary Gallegly
Name:	Mary Gallegly
Title:	Vice President, Legal

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Managing Director

[Signature Page to Amendment No. 9 to Senior Secured Revolving Credit Agreement]

ING CAPITAL LLC, as Administrative Agent and as a Lender

By:	/s/ Grace Fu
Name:	Grace Fu
Title:	Director

By:	/s/ Timothy Sliwa
Name:	Timothy Sliwa
Title:	Director

[Signature Page to Amendment No. 9 to Senior Secured Revolving Credit Agreement]

BARCLAYS BANK PLC, as a Lender

By:	/s/ Vanessa Kurbatskiy
Name:	Vanessa Kurbatskiy
Title:	Vice President

[Signature Page to Amendment No. 9 to Senior Secured Revolving Credit Agreement]

CIT FINANCE LLC, as a Lender

By:	/s/ Robert L. Klein
Name:	Robert L. Klein
Title:	Director

[Signature Page to Amendment No. 9 to Senior Secured Revolving Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Alice Neumann
Name:	Alice Neumann
Title:	Managing Director

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Director

[Signature Page to Amendment No. 9 to Senior Secured Revolving Credit Agreement]

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Chris Lam
Name:	Chris Lam
Title:	Authorized Signatory

[Signature Page to Amendment No. 9 to Senior Secured Revolving Credit Agreement]

J.P. MORGAN CHASE BANK N.A., as a Lender

By:	/s/ Michael Kusner
Name:	Michael Kusner
Title:	Vice President

[Signature Page to Amendment No. 9 to Senior Secured Revolving Credit Agreement]

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Richard Andersen
Name:	Richard Andersen
Title:	Designated Signer

[Signature Page to Amendment No. 9 to Senior Secured Revolving Credit Agreement]

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Cindy Tse
Name:	Cindy Tse
Title:	Authorized Signatory

[Signature Page to Amendment No. 9 to Senior Secured Revolving Credit Agreement]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Glenn Van Allen
Name:	Glenn Van Allen
Title:	Authorized Signatory

[Signature Page to Amendment No. 9 to Senior Secured Revolving Credit Agreement]

STIFEL BANK & TRUST, as a Lender

By:	/s/ Joseph L. Sooter, Jr.
Name:	Joseph L. Sooter, Jr.
Title:	Senior Vice President

[Signature Page to Amendment No. 9 to Senior Secured Revolving Credit Agreement]

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Hitoshi Ryoji
Name:	Hitoshi Ryoji
Title:	Managing Director

[Signature Page to Amendment No. 9 to Senior Secured Revolving Credit Agreement]

TRISTATE CAPITAL BANK, as a Lender

By:	/s/ Ellen Frank
Name:	Ellen Frank
Title:	Senior Vice President

[Signature Page to Amendment No. 9 to Senior Secured Revolving Credit Agreement]

UBS AG, STAMFOR BRANCH, as a Lender

By:	/s/ Houssem Daly
Name:	Houssem Daly
Title:	Associate Director

By:	/s/ Kenneth Chin
Name:	Kenneth Chin
Title:	Director

[Signature Page to Amendment No. 9 to Senior Secured Revolving Credit Agreement]

WEBSTER BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Stephen J. Corcoran
Name:	Stephen J. Corcoran
Title:	Senior Vice President

[Signature Page to Amendment No. 9 to Senior Secured Revolving Credit Agreement]